Exhibit 4.60

Execution Version

TENTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

INTERNATIONAL TRANSMISSION COMPANY

TO

The Bank of New York Mellon Trust Company, N.A.

Trustee

Dated as of December 13, 2023

Supplementing the First Mortgage and Deed of Trust dated as of July 15, 2003, as heretofore supplemented

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 5.11% First Mortgage Bonds, Series K, due January 23, 2029 and a series of Securities designated 5.38% First Mortgage Bonds, Series L, due January 23, 2034.

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Series K Bonds
Exhibit D	Form of Series L Bonds

TENTH SUPPLEMENTAL INDENTURE (this "TENTH SUPPLEMENTAL INDENTURE"), dated as of December 13, 2023, between INTERNATIONAL TRANSMISSION COMPANY, a corporation organized and existing under the laws of the State of Michigan (herein called the "Company"), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY MIDWEST TRUST COMPANY), a national banking association, as trustee (herein called the "Trustee"), the office of the Trustee at which on the date hereof its corporate trust business is administered being 2 N. LaSalle Street, Suite 700, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of July 15, 2003 (the "Mortgage Indenture") encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the "Securities") to be issued in one or more series and to provide security for the payment of the principal of and premium (including any Make-Whole Amount), if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	July 15, 2003

Second Supplemental Indenture	July 15, 2003

Amendment to Second Supplemental Indenture	January 19, 2005

Second Amendment to Second Supplemental Indenture	March 24, 2006

Third Supplemental Indenture	March 28, 2006

Fourth Supplemental Indenture	March 25, 2008

Fifth Supplemental Indenture	August 7, 2013

Sixth Supplemental Indenture	May 23, 2014

Seventh Supplemental Indenture	March 14, 2018

Eighth Supplemental Indenture	August 14, 2019

Ninth Supplemental Indenture	November 5, 2021

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture (as amended), the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount
4.45% First Mortgage Bonds, Series A, due July 15, 2013[1]	July 16, 2003	$185,000,000

First Mortgage Bonds, Series B, due March 10, 2010[1]	July 16, 2003	$15,000,000
	January 4, 2004	$10,000,000
	January 19, 2005	$50,000,000

6.125% First Mortgage Bonds, Series C, due March 31, 2036	March 28, 2006	$100,000,000

5.75% First Mortgage Bonds, Series D, due April 1, 2018[1]	April 1, 2008	$100,000,000

4.625% First Mortgage Bonds, Series E, due August 15, 2043	August 14, 2013	$285,000,000

4.27% First Mortgage Bonds, Series F, due June 10, 2044	June 10, 2014	$100,000,000

4.00% First Mortgage Bonds, Series G, due March 30, 2053	March 29, 2018	$225,000,000

3.30% First Mortgage Bonds, Series H, due August 28, 2049	August 28, 2019	$75,000,000

2.93% First Mortgage Bonds, Series I, due January 14, 2052	January 14, 2022	$20,000,000

2.93% First Mortgage Bonds, Series J, due January 14, 2052	January 14, 2022	$130,000,000

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Tenth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two series of Securities under the Mortgage Indenture in an aggregate principal amount of $150,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Tenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

[1]	The principal amounts of the First Mortgage Bonds, Series A, due July 15, 2013, the First Mortgage Bonds, Series B, due March 10, 2010 and the First Mortgage Bonds, Series D, due April 1, 2018 have been repaid in full and are no longer outstanding.

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GRANTING CLAUSES

NOW, THEREFORE, THIS Tenth SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Tenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the State of Michigan or wherever else situated (other than Excepted Property), including without limitation, all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)            all real property owned in fee, easements, easement estates and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture and Exhibit A attached hereto;

(b)            all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)            all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)            all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)            all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)            all of the foregoing property in the process of construction; and

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(g)            (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.09, 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Tenth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

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PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and, upon request of the Company, the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE One

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)            Indenture Definitions. Each capitalized term that is used herein and is defined in the Indenture shall have the meaning specified in the Indenture unless such term is otherwise defined herein; provided, however, that any reference to a "Section" or "Article" refers to a Section or Article, as the case may be, of this Tenth Supplemental Indenture, unless otherwise expressly stated.

(b)            Additional Definitions. For purposes of this Tenth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

"Bonds" has the meaning assigned to that term in Section 2.01(a) hereof.

"Bondholders" means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

"Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock, preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

"Capital Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP prior to the implementation of any GAAP Lease Changes is, or is required to be, accounted for as a lease obligation on the balance sheet of that Person.

"Capital Lease Obligation" means, with respect to any Person, all obligations under Capital Leases of such Person and its subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP prior to the implementation of any GAAP Lease Changes.

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"Change in Ownership" means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

"Closing Date" means January 23, 2024.

"Debt" means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers' acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

"Default" means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

"Dispose" or "Disposition" means a sale, lease, transfer or other disposition of any assets of the Company.

"Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

"Event of Default" has the meaning assigned to that term in Article Four of this Tenth Supplemental Indenture.

"FERC" means the United States Federal Energy Regulatory Commission and any successor thereto.

"Financing Agreements" means the Indenture, including this Tenth Supplemental Indenture, the Purchase Agreement and the Bonds.

"GAAP" means those generally accepted accounting principles in the United States as in effect from time to time.

"GAAP Lease Changes" means any changes in GAAP occurring after March 29, 2018, the effect of which would be to cause leases which would be treated as operating leases under GAAP as of March 29, 2018 to be recorded as a liability/debt on the Company’s statement of financial position under GAAP.

"Hazardous Materials" means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

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"Hedging Agreements" means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

"Holdco" means ITC Holdings Corp., a Michigan corporation.

"Indenture" means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Tenth Supplemental Indenture.

"Initial Bondholder" means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

"Institutional Investor" means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

"Investment" or "Invest" means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company's control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

"Law" means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

"Make-Whole Amount" means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or 2.04 or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

"Discounted Value" means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

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"Reinvestment Yield" means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or 2.04 or Section 10.02 of the Indenture.

"Settlement Date" means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or 2.04 or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

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"Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

"MISO" means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

"Mortgage Indenture" has the meaning assigned to that term in the first Recital.

"Net Proceeds" means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

"OATT" means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

"Property" means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

"Purchase Agreement" means that certain Bond Purchase Agreement, to be dated on or about January 23, 2024, between the Company and the Initial Bondholders.

"Rate Base Assets" means assets of the Company which are included in FERC's determination of the Company's revenue requirement under the OATT.

"Responsible Officer", when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

"Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

"Senior Secured Debt" means (i) the Bonds, (ii) the 6.125% First Mortgage Bonds, Series C, due March 31, 2036 issued pursuant to the Indenture, (iii) the 5.75% First Mortgage Bonds, Series D, due April 1, 2018 issued pursuant to the Indenture, (iv) the 4.625% First Mortgage Bonds, Series E, due August 15, 2043 issued pursuant to the Indenture, (v) the 4.27% First Mortgage Bonds, Series F, due June 10, 2044, (vi) the 4.00% First Mortgage Bonds, Series G, due March 30, 2053, (vii) the 3.30% First Mortgage Bonds, Series H, due August 28, 2049, (viii) the 2.93% First Mortgage Bonds, Series I, due January 14, 2052, (ix) the 2.93% First Mortgage Bonds, Series J, due January 14, 2052, (x) any other amounts due and owing under the Indenture and (xi) other Securities Outstanding issued pursuant to the Indenture.

"Series K Bonds" has the meaning assigned to that term in Section 2.01(a) hereof.

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"Series L Bonds" has the meaning assigned to that term in Section 2.01(a) hereof.

"Subordinated Debt" means unsecured Debt of the Company fully subordinated in right of payment to the Bonds, any other amounts due and owing under the Indenture and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

"Synthetic Leases" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

"Tenth Supplemental Indenture" has the meaning assigned to that term in the introductory paragraph hereof.

ARTICLE Two

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01. The Bonds.

(a)            The Securities of the series to be issued under the Indenture pursuant to this Tenth Supplemental Indenture shall be designated as "5.11% First Mortgage Bonds, Series K, due 2029" (the "Series K Bonds") and "5.38% First Mortgage Bonds, Series L, due 2034" (the "Series L Bonds" and together with the Series K Bonds, the "Bonds") and shall be Securities issued under the Indenture.

(b)            The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $75,000,000 for the Series K Bonds and $75,000,000 for the Series L Bonds, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Indenture.

(c)            Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in subsection (e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)            The Series K Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on January 23, 2029.

(e)            The Series L Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on January 23, 2034.

(f)            The Series K Bonds shall bear interest at the rate of 5.11% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 7.11% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate. Interest shall accrue on the Series K Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series K Bonds shall be January 23 and July 23 in each year, commencing July 23, 2024, and the Regular Record Dates with respect to the Interest Payment Dates for the Series K Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

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(g)            The Series L Bonds shall bear interest at the rate of 5.38% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 7.38% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate. Interest shall accrue on the Series L Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series L Bonds shall be January 23 and July 23 in each year, commencing July 23, 2024, and the Regular Record Dates with respect to the Interest Payment Dates for the Series L Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(h)            Subject to Section 2.02 hereof, the office or agency of the Trustee in Dallas, Texas, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable. The office or agency of the Trustee in Dallas, Texas, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds.

(i)            The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(j)            All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(k)            The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(l)            The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C or Exhibit D, as applicable, and shall be issued in substantially such form.

Section 2.02. Payment on the Bonds.

(a)            Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or an office of a bank or trust company in New York, New York.

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(b)            So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder's name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof. Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered. The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder's failure to perform its obligations under this Section 2.02(b). Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder's or Institutional Investor's failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)            Notwithstanding anything to the contrary in Section 1.18 of the Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Tenth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

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Section 2.03. Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Indenture, in the event that any one or more Dispositions during any consecutive 12-month period yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of "Investment" that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of "Investment" are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period. Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04. Optional Redemption.

(a)            Pursuant to Section 5.01 of the Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)            Pursuant to Section 5.01 of the Indenture, the Bonds may be redeemed at the option of the Company, in whole, on or after December 23, 2028 with respect to the Series K Bonds and on or after October 23, 2033 with respect to the Series L Bonds at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

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(c)            Notwithstanding anything to the contrary in Article V of the Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 (which shall for purposes of this Tenth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Indenture. The Company (or the Security Registrar, if so requested, in writing, pursuant to Section 5.04 of the Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date. The Trustee shall have no responsibility for such calculation. Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable). From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)            Notwithstanding anything to the contrary in Article V of the Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of the Bonds, and the principal amount of the Bonds so to be redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofor called for redemption.

Section 2.05. Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06. Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges that each holder of a Bond has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

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Section 2.07. Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE Three

ADDITIONAL COVENANTS

Section 3.01. Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Indenture, Article VI of the Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)             Use of Proceeds. The Company will apply the net proceeds from the issuance and sale of the Bonds to repay indebtedness under its Revolving Credit Agreement, dated as of April 14, 2023 (as amended, modified, supplemented, restated and replaced from time to time), to partially fund capital expenditures and for general corporate purposes.

(b)             Compliance with Laws and Regulations. The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)             Real Estate Filings. To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer's Certificate delivered to the Trustee within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records, except for documents to be recorded in the registers of deeds in the Counties of Oakland and Monroe in the State of Michigan, in which case the Company shall confirm by an Officer's Certificate delivered to the Trustee no more than three (3) months after the Closing Date with respect to the Counties of Oakland and Monroe.

(d)             Delivery of Opinions of Counsel. The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

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(e)             [Reserved].

Section 3.02. Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Indenture, Article VI of the Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)             Limitation on Lines of Business. As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities. From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)             Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior written consent of the Bondholders of all the Outstanding Bonds.

ARTICLE Four

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Indenture, Section 10.01 of the Indenture shall be supplemented to include as "Events of Default" thereunder the occurrence of any of the following events (each such event, together with those "Events of Default" in Section 10.01 of the Indenture, an "Event of Default");

(a)             Material Covenants. The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Indenture or the Purchase Agreement;

(b)             Other Covenants. The Company shall fail to perform or observe any of its obligations or covenants (other than the covenants described in Section 4.01(a) hereof) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Indenture or the Purchase Agreement;

(c)             Representations. Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Tenth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

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(d)             Debt.

 (i)             The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

 (ii)             The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

 (iii)             As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Sections 2.03 or 2.04 hereof or Section 5.01 of the Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)             Judgments. Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)             Change in Ownership. A Change in Ownership shall occur.

Section 4.02. Acceleration of Maturity.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Indenture, Section 10.02 of the Indenture shall be supplemented as follows:

(a)             Acceleration of Maturity. In addition to the provisions set forth in Section 10.02 of the Indenture, (i) if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder of Bonds may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable and (ii) if an Event of Default with respect to the Company described in Sections 10.01(d) or (e) of the Indenture has occurred, all the Bonds then outstanding shall automatically become immediately due and payable.

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ARTICLE Five

Net earnings certificate

Notwithstanding Section 1.04 or any other provision of the Mortgage Indenture, the Net Earnings Certificate delivered in connection with the initial issuance of Bonds on the Closing Date shall be made and signed by an Accountant if it is not signed by an independent public accountant.

ARTICLE Six

lien

The Bonds are entitled to the benefit of the Lien under the Mortgage Indenture, including, without limitation, the Lien on the property referred to in Exhibit A to the Mortgage Indenture, Exhibit D attached to the Third Supplemental Indenture, Exhibit D attached to the Fourth Supplemental Indenture, Exhibit D attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture. Exhibit A attached to the Ninth Supplemental Indenture and Exhibit A attached hereto.

ARTICLE Seven

amendments to the PROVISIONS

Subject to Article Eight hereof:

(a)             The definition of "Corporate Trust Office" in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "Corporate Trust Office" means the office of the Trustee in Chicago, Illinois at which at any particular time its corporate trust business is administered, which office at the date of the execution and delivery of this Indenture, is located at 2 N. LaSalle Street, Suite 700, Chicago, Illinois 60602, Attention: Corporate Trust Administration and as of December 1, 2023 shall be 311 South Wacker Drive, Suite 6200B, Floor 62, Mailbox #44, Chicago, Illinois 60606, Attention: Corporate Trust Administration.

(b)            Clause (d) of the definition of "Excepted Property" in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase "for the purpose of sale or lease."

(c)             Clauses (b), (c), (d), (f) and (g) of the definition of "Investment Securities" in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase "rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities" with the phrase "rated investment grade by a nationally recognized rating organization."

(d)             Clause (c) of the definition of "Permitted Liens" in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase "Five Million Dollars ($5,000,000)" with the phrase "Fifty Million Dollars ($50,000,000)" and by replacing the phrase "three percentum (3%)" with the phrase "ten percentum (10%)," and clause (u) of the definition of "Permitted Liens" in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase "twenty five million dollars ($25,000,000)" with the phrase "seventy five million dollars ($75,000,000)."

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(e)             The definition of "Person" in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "'Person' means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority."

(f)             Sections 1.03(b)(ii)(B) and 1.03(b)(ii)(C) of the Mortgage Indenture are hereby amended by replacing the phrase "ten-sevenths (10/7)" with the phrase "three-halves (3/2)."

(g)             Section 1.08 of the Indenture is hereby amended by deleting the Trustee’s address and substituting in lieu thereof the following:

The Bank of New York Mellon Trust Company, N.A.

2 N. LaSalle Street, Suite 700

Chicago, IL 60602

Attention: Corporate Trust Administration

And effective as of December 1, 2023:

The Bank of New York Mellon Trust Company, N.A.

311 South Wacker Drive

Suite 6200B, Floor 62

Mailbox #44

Chicago, IL 60606

Attention: Corporate Trust Administration

(h)             Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or portion thereof) shall not in any way be affected or impaired thereby."

(i)             The Indenture is hereby amended by adding the following Section 1.20:

"SECTION 1.20. FATCA.

Notwithstanding anything to the contrary contained in this Indenture, the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments, or any other amounts due hereunder. The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority."

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(j)             Sections 4.02(a), 4.02(b)(ii)(L), 6.07(b)(iii), 6.07(c)(iii), 8.03(d), 8.03(f), 8.03(x), 8.03(y), 8.04(d), 8.05, 8.06(a) and 8.07 of the Mortgage Indenture are hereby amended by replacing the phrase "seventy percentum (70%)" with the phrase "sixty six and two-thirds percentum (66 2/3%)."

(k)             Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company."

(l)             Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) cash in an amount, or (2) Eligible Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (3) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (i) the principal of and any premium and each installment of principal of and any premium and interest on the Outstanding Securities on the respective Stated Maturities or Redemption Date, and (ii) any mandatory sinking fund payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities."

(m)             Section 9.04(d)(ii) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "In the event of an election to have subsection (b) apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel, subject to customary assumptions and exceptions, stating that (1) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (2) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case (1) or (2) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur."

(n)             Section 9.04(d)(iii) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "In the event of an election to have subsection (c) apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel, subject to customary assumptions and exceptions, to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur."

(o)             Section 10.01(c) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty the default in the performance of which or breach of which is elsewhere in this Section specifically dealt with) for a period of 60 days (or 90 days in the case of the covenant described under Section 12.04) after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percentum (25%) in principal amount of Securities then outstanding, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or."

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(p)             Section 11.03(d) of the Indenture is hereby amended by deleting "written" before "advice".

(q)             Section 11.03(h) of the Indenture is hereby amended by replacing the phrase "unless either: (i)" with the phrase "unless: (i) in the case of a default,"; deleting "or Event of Default, as the case may be,"; and replacing the phrase "(ii) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of Default, as the case may be" with the phrase "(ii), in the case of an Event of Default either (A) written notice of such Event of Default shall have been given to a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee from the Company, any other obligor on the Securities or from any Holder of such Securities in accordance with Section 1.08 hereof and such notice references this Indenture or the Securities or (B) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default."

(r)             Section 11.03 of the Indenture is hereby amended by adding the following clauses (m) and (n) at the end of such Section:

"(m)          In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunction of utilities, communications or computer (software or hardware) services.

(n)             In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action."

(s)             The last paragraph of Section 12.04 is hereby amended by adding "actual or" after "constitute".

(t)             Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase "the Company shall not consolidate with or merge into any other corporation" with the phrase "the Company shall not consolidate with or merge into any other Person."

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(u)             The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following: "the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the "Successor Person") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:"

(v)             Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture is hereby amended by replacing the term "successor corporation" or "Successor Corporation," as the case may be, with the term "Successor Person."

(w)             Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: "No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof; or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners, or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities."

(x)             Section 1.08 of the Mortgage Indenture shall be amended by adding the following paragraph at the end thereof:

"The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions ("Instructions") given pursuant to this Mortgage Indenture and delivered using Electronic Means; provided, however, that the Company, shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions ("Authorized Officers") and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

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“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.”

(y)             Section 1.17 of the Mortgage Indenture shall be amended and restated as follows:

“Section 1.17. Service of Process; Waiver of Trial by Jury.

(a)             The Company consents to process being served by or on behalf of the Trustee or any Holder in any suit, action or proceeding of the nature referred to in this Section 1.17(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 15 of the Purchase Agreement or at such other address of which the Trustee or any such Holder shall then have been notified pursuant to said Section 15. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(b)             Nothing in this Section 1.17 shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law, or limit any right that the Trustee or any Holder may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(c)             THE PARTIES HERETO, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS INDENTURE, THE SECURITIES AND THE TRANSACTIONS CONTEMPLATED HEREBY.”

(z)             Section 8.09 of the Mortgage Indenture shall be amended to add Clause (g) as follows:

“(g)           For all purposes under the Tenth Supplemental Indenture in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.”

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ARTICLE EIGHT

MISCELLANEOUS PROVISIONS

Section 8.01. Effectiveness of Provisions.

(a)             The provisions of this Tenth Supplemental Indenture shall be effective from and after the date of execution hereof, except as otherwise expressly provided in this section; and the Mortgage Indenture, as hereby amended, shall remain in full force and effect.

(b)             Article Seven of this Tenth Supplemental Indenture shall become and be effective (i) with respect to the Bonds from and after the date of execution of this Tenth Supplemental Indenture; and (ii) with respect to any series of Securities not previously outstanding that are authenticated by the Trustee and issued by the Company under the Mortgage Indenture (as hereby amended) subsequent to the date of execution of this Tenth Supplemental Indenture, upon such issuance but not unless and until (a) all Securities of any series created prior to the date of execution of this Tenth Supplemental Indenture shall have been cancelled (or surrendered for cancellation), paid, redeemed or otherwise discharged, at, before, or after maturity thereof, or (b) the consent of the requisite percentage of the Holders of Securities of all previously created series to the effectiveness of Article Seven shall have been obtained pursuant to Article XIV or Article XV of the Mortgage Indenture.

(c)             Article Seven shall become effective with respect to any other outstanding Securities in the event the consent of the requisite percentage of the Holders of such Securities is obtained as provided in Article XIV or Article XV of the Mortgage Indenture.

Section 8.02. Execution of Tenth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Indenture shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed. This Tenth Supplemental Indenture and all of its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided. The Bonds executed, authenticated and delivered under this Tenth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of Securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Indenture.

Section 8.03. Trustee.

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Tenth Supplemental Indenture, the Bonds or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. The Trustee shall not be accountable for the use or the application by the Company of the Bonds or of the proceeds thereof.

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Section 8.04. Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 8.05. Successors and Assigns.

All covenants and agreements in this Tenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 8.06. Severability Clause.

In case any provision in this Tenth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8.07. Benefit of Tenth Supplemental Indenture.

Except as otherwise provided in the Indenture, nothing in this Tenth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Tenth Supplemental Indenture.

Section 8.08. Execution and Counterparts; Electronic Contracting.

This Tenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction. The parties agree to electronic contracting and signatures with respect to this Tenth Supplemental Indenture and the documents related hereto (other than the Bonds). Delivery of an electronic signature to, or a signed copy of, this Tenth Supplemental Indenture and such other documents (other than the Bonds) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words "execution," "execute," "signed," "signature," "delivery" and words of like import in or related to this Tenth Supplemental Indenture or any document (other than the Bonds) to be signed in connection with this Tenth Supplemental Indenture shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8.09. Conflict with Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Indenture, such provision of this Tenth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

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Section 8.10. Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Tenth Supplemental Indenture.

Section 8.11. Governing Law.

This Tenth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Tenth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Tenth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Tenth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 8.12. Interpretation of Financial Covenants.

For purposes of the Bonds, the following provisions shall be applicable for purposes of interpretation of financial covenants:

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be).

All terms of an accounting or financial nature used herein or in the Mortgage Indenture shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar effect or result) (and related interpretations) (collectively, "ASC 842") to the extent the effect of which would be to cause leases which would be treated as operating leases under GAAP immediately prior to the effectiveness of ASC 842 to be recorded as a liability/debt on the Company’s statement of financial position under GAAP.

Section 8.13. Sanctions Representations.

(a)             The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates are the target or subject of any sanctions enforced by the US Government, (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury ("OFAC") or the US Department of State), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively "Sanctions");

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(b)             The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates will directly or knowingly indirectly use any funds transferred pursuant to this Tenth Supplemental Indenture, for the purpose of (i) funding or facilitating any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) funding or facilitating any activities of or business with any country or territory that is the target or subject of comprehensive Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

After Recorded, Return to:

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention Carol O’Connell

Phone 312-627-2303

27

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed as of the day and year first above written.

INTERNATIONAL TRANSMISSION COMPANY

By:	/s/ Gretchen L. Holloway
Name:	Gretchen L. Holloway
Title:	Senior Vice President and Chief Financial Officer

ACKNOWLEDGMENT

STATE OF MICHIGAN                )

  ) ss.

COUNTY OF WAYNE                  )

On the 12th day of December, 2023, before me, the undersigned notary public, personally came Gretchen L. Holloway, Senior Vice President and Chief Financial Officer of International Transmission Company, a corporation organized under the laws of the State of Michigan, and acknowledged to me that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

/s/ Sandira D. Stevens

By:	Sandira D. Stevens, Notary Public
Wayne County, Michigan
My Commission Expires September 16, 2027
Acting in the County of Wayne

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Terence Rawlins
Name:	Terence Rawlins
Title:	Vice President

ACKNOWLEDGMENT

STATE OF FLORIDA                 )

) ss.

COUNTY OF DUVAL                 )

On the 7th day of December, 2023, before me, the undersigned notary public, personally came Terence Rawlins, Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that she executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which she acted, executed the instrument.

/s/ Nathan Turner

By:	Nathan Turner
Notary Public State of Florida
My Commission HH350218
Expires 1/17/2027

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture each recorded in the Offices of the Register of Deeds in the Michigan counties as indicated, is as follows:

County	Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Third Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture
Huron	L991; P520	L992; P26	L993; P26	L1151; P497	L1237; P382	L1461; P187	L1494; P159	L1631; P92	L1677; P646	L1765; P542
Lapeer	L1751; P1	L1752; P1	L1754; P1	L2149; P655	L2321; P59-161	L2662; P751	L2709; P605	L2950; P500	L3041; P552	L3253; P46
Livingston	L4026; P332	L4027; P2	L4033; P2	L5061; P698	2008R-008653	2013R-031867	2014R-015178	2018R-006640	2019R-021347	2021R-045259
Macomb	L13839; P1	L13840; P1	L13850; P1	L17701; P311	L19260; P-58 8041631	L22320; P24 3118161	L22841; P258	L25264; P33	L26139; P611	L28210; P666
Monroe	L2520; P681	L2521; P1	L2524; P529	L3081; P27	2008R05323	2013R20523	2014R10690	2018R04383	2019R13712	2021R28910
Oakland	L30354; P1	L30355; P1	L30356; P1	L37303; P1 Doc # 34749	L40148; P164	L46188; P1 Doc # 209348	L47078; P564	L51641; P1	L53159; P691	L57124; P731
Sanilac	L774; P152	L775; P424	L777; P394	L939; P876	L1027; P737	L1214; P763	L1239; P222	L1364; P662	L1412; P80	L1506; P64
St. Clair	L2846; P627	L2847; P753	L2903; P236	L3527; P42	L3828; P114-216	L4429; P1	L4508; P234	L4927; P96	L5087; P396	L5451; P570
Tuscola	L942; P378	L943; P1	L944; P124	L1075; P261 Doc # 200600878885	L-1145; P181-283 Doc# 200800906082	L1289; P64	L1308; P930	L1393; P188	L01429 P00003-00169	L01494 P01412-01489
Washtenaw	L4284; P485	L4284; P486	L4285; P136	L4547; P123	L4674; P536	L4993; P719 Doc. No. 6160249	L5039; P 637	L5249; P466	L5316; P428	L5456; P39
Wayne	L38882; P1 L38882; P149 L38882; P289 L38882; P439 L38882; P584 L38882; P733 L38882; P880 L38882; P1028 L38882; P1175 L38877; P102 L38877; P247 L38877; P395	L38882; P1324 L38882; P1377 L38882; P1433 L38882; P1492 L38882; P1549 L38882; P1604 L38882; P1661 L38882; P1714 L38882; P1771 L38882; P1826 L38882; P1882 L38882; P1933	L38882; P1991 L38882; P2031 L38882; P2066 L38882; P2104 L38882; P2145 L38882; P2181 L38882; P2220 L38882; P2255 L38882; P2294 L38882; P2330 L38882; P2368 L38882; P2403	L44455; P231	L47089; P647-749	L50962; P949	L51566; P765	L54265; P1111	L55221; P800	L57191; P1419

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Ninth Supplemental Indenture:

See Attached.

Grantee	Agent Track Number (if available)	Landowner/Grantor	Rights Acquired	Date of Agreement	County	Tax ID	Use	Recorded At
ITCT	GJ-001	ex. John Doe	Easement, Condenmation Easement or Deed	10/18/2017	ex. Wayne	ex: 020-90-133-150-00	Example: 345 kV Transmission Line	Example: L 1236 pp 499-509
International Transmission Company	4501	Sherriff Goslin Company	Voluntary Easement	05/11/2022	Oakland	O -09-35-300-007	120kV	L57781 P743
International Transmission Company		D&D Enterprise Investments LLC	Condemnation Easement	2/10/2023	Oakland	09-35-300-030	120kV transmission line(s)	L 58440, P 226 (16 pgs)
International Transmission Company		G&G Co, Inc.	Condemnation Easement	2/10/2023	Oakland	09-35-300-014	120kV transmission line(s)	L 58440, P 242 (16 pgs)
International Transmission Company		WKF Investments, LLC	Condemnation Easement	2/10/2023	Oakland	09-35-300-013	120kV transmission line(s)	L 58440, P 258 (16 pgs)
International Transmission Company		Gen Oak Fabricators Inc.	Condemnation Easement	2/17/2023	Oakland	09-35-300-010	120kV transmission line(s)	L 58479, P 496 (17 pgs)
International Transmission Company		4970 South Lapeer LLC	Condemnation Easement	2/10/2023	Oakland	09-35-300-011	120kV transmission line(s)	L 58440, P 274 (16 pgs)
International Transmission Company		King Cole LLC	Condemnation Easement	2/14/2023	Oakland	09-35-300-012	120kV transmission line(s)	L 58440, P 290 (16 pgs)
International Transmission Company	4507	Tujos Real Estate LLC	Voluntary Easement	01/10/2023	Oakland	O -09-35-454-001	120kV	L58371 P104
International Transmission Company	4508	Orion Hotel LLC and Tujos Real Estate, LLC	Voluntary Easement	12/09/2022	Oakland	O -09-35-454-005	120kV	L58318 P432

International Transmission Company	4514	JJC-Bald Mountain, LLC	Voluntary Easement	01/10/2023	Oakland	O-09-36-300-005	120kV	L58380 P861
International Transmission Company	5001	Lawrence Rekowski	Voluntary Easement	02/02/2023	Macomb	19-06-08-400-009	120kV	L29007 P704
International Transmission Company	5004	Mark Rilley	Condemnation Easement	03/23/2022	Macomb	19-06-08-400-004	120kV	L29125 P394
International Transmission Company		Thomas C. DeCarlo as Trustee (or successor trustee) of the Thomas DeCarlo Revocable Trust dated October 28, 2009	Condemnation Easement	5/2/2023	Macomb	19-06-08-400-014	120kV transmission line(s)	L 29133, P 307 (14 pgs)
International Transmission Company	5006	Jonathan & Lauren Easterly	Release from Husband	03/20/2023	Macomb	19-06-08-400-013	120kV	L29113 P698
International Transmission Company		Ronald and Linda Ballach	Condemnation Easement	4/11/2023	Macomb	19-06-08-400-006	120kV transmission line(s)	L 29113, P 687 (11 pgs)
International Transmission Company	5010	Kris & Terry Ravenscroft	Voluntary Easement	11/01/2022	Macomb	19-06-17-200-013	120kV	L28941 P5
International Transmission Company		Bernard and Brian Teltow	Condemnation Easement	4/11/2023	Macomb	19-06-17-200-003	120kV transmission line(s)	L 29125, P 337 (11 pgs)
International Transmission Company		David and Susan LaGrois	Condemnation Easement	4/26/2023	Macomb	19-06-17-400-016	120kV transmission line(s)	L 29133, P 323 (11 pgs)
International Transmission Company	5015	Daniel Heimke	Voluntary Easement	02/01/2023	Macomb	19-06-16-300-051	120kV	L29002 P898
International Transmission Company	5016	James Cucchiara	Voluntary Easement	02/16/2023	Macomb	19-06-16-300-028	120kV	L29021 P327

International Transmission Company	5017	Martin Berishaj	Voluntary Easement	02/16/2023	Macomb	19-06-16-300-053	120kV	L29021 P321
International Transmission Company	5018	Jarred and Kimberly Madaus	Voluntary Easement	02/16/2023	Macomb	19-06-16-300-054	120kV	L29021 P333
International Transmission Company		Kenneth Alan Jarvis	Condemnation Easement	4/11/2023	Macomb	19-06-16-300-015	120kV transmission line(s)	L 29113, P 709 (12 pgs)
International Transmission Company	5020	James Beversdorf and Jodi Lyn Kethe	Voluntary Easement	11/07/2022	Macomb	19-06-16-300-016	120kV	L28905 P432
International Transmission Company	5021	Daniel Heimke, Marlene Dickenson, Nancy DeCaussin, Ronald Heimke, Sandra Fritsch, Susan Heimke	Voluntary Easement	02/01/2023	Macomb	19-06-16-401-001	120kV	L29002 P904
International Transmission Company	5022	Justin & Brandi Murphy	Voluntary Easement	02/21/2023	Macomb	19-06-16-451-024	120kV	L29021 P339
International Transmission Company	5024	Daniel Heimke	Voluntary Easement	02/01/2023	Macomb	19-06-16-476-010	120kV	L29002 P910
International Transmission Company		Arjan and Ermira Shaholli	Condemnation Easement	4/11/2023	Macomb	19-06-15-300-014	120kV transmission line(s)	L 29113, P 721 (12 pgs)
International Transmission Company	5028, 5029	M3 SUB #2 LLC	Voluntary Easement	02/27/2023	Macomb	19-06-15-400-007, 19-06-15-400-008	120kV	L29021 P351
International Transmission Company	5035	Gary & Dawn Baruth	Voluntary Easement	02/21/2023	Macomb	19-06-22-200-004	120kV	L29021 P345

International Transmission Company	5040	Christine Ruhlman, Jean Hagen	Voluntary Easement	04/04/2023	Macomb	19-06-22-300-001	120kV	L29055 P281
International Transmission Company	5041	M3 SUB #2 LLC	Voluntary Easement	02/27/2023	Macomb	19-06-22-200-011	120kV	L29021 P359
International Transmission Company	5111	AH Lakeside I Limited Dividend Housing Assoc. LLC	Voluntary Easement	05/08/2023	Macomb	16-11-06-376-013	120kV	L29229 P247
International Transmission Company	5112	AH Lakeside II Limited Dividend Housing Assoc. LLC	Voluntary Easement	05/08/2023	Macomb	16-11-06-376-014	120kV	L29229 P253

PROPERTY:

(PER TRUSTEE'S DEED LIBER 6850, PAGE 439)

PART OF THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 35 AND THE CENTERLINE OF BROWN ROAD, DISTANCE NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST, 1295.30 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 35; THENCE NORTH 1 DEGREE 00 MINUTES 30 SECONDS WEST, 464.97 FEET; THENCE NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST, 218.39 FEET; THENCE SOUTH 2 DEGREES 09 MINUTES 25 SECONDS EAST, 464.88 FEET TO THE SOUTH LINE OF SECTION 35 AND THE CENTERLINE OF BROWN ROAD; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST. ALONG SAID LINE, 227.70 FEET TO THE POINT OF BEGINNING.

COMMONLY KNOW AS: 2401 BROWN ROAD

TAX ID: 09-35-300-007

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY. MICHIGAN. DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35. TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE NO1°50'35”W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54”W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER COVENANT DEED LIBER 17734, PAGE 393)

PART OF THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, BEING MORE PARTICULARLY DESCRIBED AS COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 35; THENCE NORTH 87 DEGREE 50 MINUTES 35 SECONDS EAST, 1295.30 FEET (RECORDED) AND NORTH 87 DEGREES 54 MINUTES 34 SECONDS FAST 1294,65 (MEASURED) ALONG THE SOUTH LINE OF SAID SECTION 35 TO A POINT; THENCE NORTH 01 DEGREES 00 MINUTES 30 SECONDS WEST 464.97 (RECORDED) AND 463.97 FEET (MEASURED) TO THE POINT OF BEGINNING; THENCE PROCEEDING NORTH 01 DEGREES 00 MINUTES 30 SECONDS WEST 361.40 FEET TO A POINT; THENCE NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST 652,39 FEET TO A POINT; THENCE SOUTH 01 DEGREES 00 MINUTES 30 SECONDS EAST 361,40 FEET TO A POINT; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 207.00 FEET TO A POINT; THENCE SOUTH 02 DEGREES 09 MINUTES 25 SECONDS EAST 464.88 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 35; THENCE SOUTH 87 DEGREES 54 MINUTES 34 SECONDS WEST 227.00 FEET ALONG THE SOUTH LINE OF SAID SECTION 35 TO A POINT; THENCE: NORTH 02 DEGREES 09 MINUTES 25 SECONDS WEST 464.88 FEET TO A POINT; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 218.39 FEET TO THE POINT OF BEGINNING. TOGETHER WITH EASEMENTS AS MORE FULLY SET FORTH IN LIBER 9697, PAGE 549 AND IN LIBER 9768, PAGE 255, OAKLAND COUNTY RECORDS,

COMMONLY KNOW AS: 2445 BROWN ROAD

TAX ID: 09-35-300-030

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE NO1°50'35"W 47.94 FEET ALONG THE NORTH—SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48'W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54"W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER WARRANTY DEED LIBER 15924, PAGE 305)

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN, BEGINNING AT A POINT DISTANT NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST 1750 FEET FROM THE SOUTHWEST SECTION CORNER; THENCE NORTH 02 DEGREES 09 MINUTES 25 SECONDS WEST 237.88 FEET; THENCE NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST 200 FEET; THENCE SOUTH 02 DEGREES 09 MINUTES 25 SECONDS EAST 237.88 FEET; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 200 FEET TO THE POINT OF BEGINNING.

COMMONLY KNOW AS: 2475 BROWN ROAD

TAX ID: 09-35-300-014

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN. DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE NO1°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54"W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(HER WARRANTY DEED LIBER 24442, PAGE 125)

PART OF THE SOUTHWEST ONE-QUARTER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN, BEGINNING AT POINT DISTANT NORTH 87 DEGREES 50 MINUTES 35 SECONDS EAST 1950 FEET FROM THE SOUTHWEST SECTION CORNER, THENCE NORTH 02 DEGREES 09 MINUTES 25 SECONDS WEST 237.88 FEET; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 200 FEET; THENCE NORTH 02 DEGREES 09 MINUTES 25 SECONDS WEST 227 FEET; THENCE NORTH 87 DECREES 50 MINUTES 35 SECONDS EAST 227 FEET; THENCE SOUTH 02 DEGREES 00 MINUTES 25 SECONDS EAST 464.88 FEET; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 27 FEET TO POINT OF BEGINNING.

COMMONLY KNOW AS: 2481 DROWN ROAD

TAX ID: 09-35-300- 013

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST. OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE N01°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54"W 378.34 FEET; THENCE S79°22'22'W 94.64 FEEL TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER WARRANTY DEED LIBER 8691, PACE 526)

THE FOLLOWING DESCRIBED PREMISES SITUATED IN THE TOWNSHIP OF ORION, COUNTY OF OAKLAND, AND STATE OF MICHIGAN, TO WIT:

PART OF THE SOUTHWEST QUARTER OF SECTION 35, T4N, R10E, BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 35 AND THE CENTERLINE OF BROWN ROAD, DISTANT N 87 DEG 50 MIN 35 SEC E 2001.00 FT FROM THE SOUTHWEST CORNER OF SAID SECTION 35; THENCE S 87 DEC 50 MIN 35 SEC W ALONG SAID SECTION LINE, 24.00 FT; THENCE N 2 DEG 09 MIN 25 SEC W 464.90 FT; THENCE N 87 DEG 50 MIN 35 SEC E 188.40 FT; THENCE S 0 DEC 24 MIN 26 SEC E 265.00 FT; THENCE S 87 DEG 50 MIN 35 SEC W 156.30 FT; THENCE S 2 SEG 09 MIN 25 SEC E 200.00 FT TO THE POINT OF BEGINNING, AND CONTAINING 1.23 ACRES MORE OR LESS

COMMONLY KNOW AS; 2501 BROWN ROAD

TAX ID: 09-35-300-010

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE N01°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54"W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER FIDUCIARY DEED LIBER 47682, PAGE 649)

THE FOLLOWING DESCRIBED PREMISES SITUATED IN THE TOWNSHIP OF ORION, COUNTY OF OAKLAND; AND STATE OF MICHIGAN, TO WIT: PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS: BEGINNING AT A POINT IN THE SOUTH LINE OF SAID SECTION 35 DISTANT DUE EAST ON SAID SECTION LINE 2001.0 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 35; THENCE DUE NORTH 200.0 FEET; THENCE DUE EAST 300.0 FEET; THENCE DUE SOUTH 200.0 FEET TO SOUTH LINE OF SAID SECTION 35: THENCE DUE WEST ON SECTION LINE 300.0 FEET TO THE POINT OF BEGINNING,

COMMONLY KNOW AS: 4970 SOUTH LAPEER ROAD

TAX ID: 09-35-300-011

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION .35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE N01°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54'W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES Of THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER WARRANTY DEED LIBER 43833, PAGE 12)

LAND SITUATED IN THE TOWNSHIP OF ORION, COUNTY OF OAKLAND, STATE OF MICHIGAN, DESCRIBED AS FOLLOWS:

PART OF THE SOUTHWEST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A POINT WHICH IS SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 302.32 FEET ALONG THE SOUTH LINE OF SECTION 35 BEING ALSO THE CENTERLINE OF BROWN ROAD) FROM THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST; THENCE ALONG THE SOUTH LINE OF SECTION 35, SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 30.37 FEET; THENCE NORTH 02 DEGREES 09 MINUTES 25 SECONDS WEST 200.00 FEET; THENCE SOUTH 87 DEGREES 50 MINUTES 35 SECONDS WEST 143.70 FEET; THENCE NORTH 00 DEGREES 26 MINUTES 46 SECONDS WEST 349.68 FEET; THENCE NORTH 89 DEGREES 35 MINUTES 30 SECONDS EAST 320.00 FEET; THENCE ALONG THE WEST RIGHT-OF-WAY LINE OF LAPEER ROAD, SOUTH 00 DEGREES 26 MINUTES 46 SECONDS EAST 326.77 FEET; THENCE SOUTH 32 DEGREES 20 MINUTES 23 SECONDS WEST 258.61 FEET TO THE POINT OF BEGINNING.

COMMONLY KNOW AS; 4930 S. LAPEER ROAD

TAX ID: 09--35-300-012

EASEMENT AREA:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE NO1°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE S87°11'48"W 290.17 FEET; THENCE S87°58'02"W 659.82 FEET; THENCE S89°13'54"W 378.34 FEET; THENCE S79°22'22"W 94.64 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER WARRANTY DEED LIBER 51871, PAGE 262)

UNITS NO. 1 DUTTON CORPORATE CENTRE, ACCORDING TO THE MASTER DEED RECORDED IN LIBER 39229, PAGE 460 IN THE OFFICE OF THE REGISTER OF DEEDS OF OAKLAND COUNTY, MICHIGAN, AS AMENDED AND RESTATED BY THAT CERTAIN AMENDED AND RESTATED MASTER DEED RECORDED IN LIBER 40103, PAGE 410, AND DESIGNATED AS OAKLAND COUNTY CONDOMINIUM SUBDIVISION PLAN NO. 1934, TOGETHER WITH RIGHTS IN THE GENERAL COMMON ELEMENTS AND THE LIMITED COMMON ELEMENTS AS SHOWN ON THE MASTER DEED AND AS DESCRIBED IN ACT 59 OF THE PUBLIC ACTS OF 1978, AS AMENDED.

TAX ID: 09-35-454-001

EASEMENT AREA:

PART OF THE SOUTHEAST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE NO1°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE N87°11'48"E 444.44 FEET; THENCE N88°57'50"E 665.50 FEET; THENCE N87°16'13"E 607.68 FEET; THENCE N82°34'39"E 603.92 FEET; THENCE N88°07'48"E 340.09 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

(PER QUITCLAIM DEED LIBER 52568, PAGE 606)

UNIT NO. 5, DUTTON CORPORATE CENTRE, ACCORDING TO THE MASTER DEED RECORDED IN LIBER 39229, PAGE 460 IN THE OFFICE OF THE REGISTER OF DEEDS OF OAKLAND COUNTY, MICHIGAN, AS AMENDED AND RESTATED BY THAT CERTAIN AMENDED AND RESTATED MASTER DEED RECORDED IN LIBER 40103, PAGE 410, AND DESIGNATED AS OAKLAND COUNTY CONDOMINIUM SUBDIVISION PLAN NO. 1934, TOGETHER WITH RIGHTS IN THE GENERAL COMMON ELEMENTS AND THE LIMITED COMMON ELEMENTS AS SHOWN ON THE MASTER DEED AND AS DESCRIBED IN ACT 59 OF THE PUBLIC ACTS OF 1978, AS AMENDED.

TAX ID: 09-35-454-005

EASEMENT AREA:

PART OF THE SOUTHEAST 1/4 OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 75.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTH 1/4 CORNER OF SECTION 35, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE N01°50'35"W 47.94 FEET ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 35 TO THE POINT OF BEGINNING; THENCE N87°11'48"E 444.44 FEET; THENCE N88°57'50"E 665.50 FEET; THENCE N87'16'13"E 607.68 FEET; THENCE N82°34'39"E 603.92 FEET; THENCE N88°07'48"E 340.09 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

PROPERTY:

PART OF THE SOUTHWEST 1/4 OF SECTION 36, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY. MICHIGAN. MORE PARTICULARLY DESCRIBED AS: COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 36; THENCE NORTH 09 DEGREES 41 MINUTES 43 SECONDS WEST 60.40 FEET ALONG THE WEST LINE OF SECTION 36 TO THE POINT OF BEGINNING; THENCE CONTINUING NORTH 09 DEGREES 41 MINUTES 43 SECONDS WEST. 1383.66 FEET ALONG SAID WEST LINE; THENCE NORTH 77 DEGREES 44 MINUTES 17 SECONDS EAST. 608.53 FEET ALONG THE NORTHERLY LINE OF 66 FEET WIDE EASEMENT FOR MICHIGAN GAS STORAGE COMPANY RIGHT OF WAY AS RECORDED IN LIBER 2769, PAGE 364, OAKLAND COUNTY RECORDS; THENCE NORTH 10 DEGREES 06 MINUTES 20 SECONDS WEST, 192.36 FEET; THENCE SOUTH 88 DEGREES 44 MINUTES 26 SECONDS EAST, 2043.25 FEET A POINT ON THE NORTH AND SOUTH QUARTER LINE OF SECTION 36 SAID POINT ALSO BEING ON THE WEST LINE OF STONEGATE SOUTH CONDOMINIUM PLAN NO. 2057, OAKLAND COUNTY RECORDS; THENCE SOUTH 04 DEGREES 43 MINUTES 32 SECONDS EAST, 1508.21 FEET ALONG SAID NORTH AND SOUTH QUARTER LINE TO A POINT ON THE NORTH LINE OF DUTTON ROAD (1/2 WIDTH = 60 FEET) AS DEDICATED TO THE BOARD OF COUNTY ROAD COMMISSIONERS OF THE COUNTY OF OAKLAND BY INSTRUMENT RECORDED IN LIBER 10873, PAGE 878, OAKLAND COUNTY RECORDS; THENCE SOUTH 86 DEGREES 54 MINUTES 49 SECONDS WEST. 2498.50 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING. SUBJECT TO THE RIGHTS OF THE PUBLIC IN BALD MOUNTAIN ROAD AND CONTAINING 91.15 ACRES WHICH INCLUDES BALD MOUNTAIN ROAD RIGHT OF WAY.

THE ABOVE LEGAL DESCRIPTION IS TAKEN FROM A PARCEL SURVEY EXHIBIT BY GIFFELS-WEBSTER ENGINEERS. DATED: AUGUST 29, 2019, REVISED: SEPTEMBER 11, 2019. PROJECT NO. 19692.00 SEALED BY: JOHN N. REDASH. P.S. 37281

COMMONLY KNOWN AS: 4879 BALD MOUNTAIN RD.

TAX ID: 09-36-300-005

EASEMENT AREA:

PART OF THE SOUTHWEST 1/4 OF SECTION 36, TOWN 4 NORTH, RANGE 10 EAST, OAKLAND COUNTY, MICHIGAN, DESCRIBED AS:

ALL THAT PART OF THE ABOVE-DESCRIBED PROPERTY WHICH LIES WITHIN 6.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 36, TOWN 4 NORTH, RANGE 10 EAST, ORION TOWNSHIP, OAKLAND COUNTY, MICHIGAN; THENCE N09°41'39"W 1265.24 FEET ALONG THE WEST LINE OF SAID SECTION 36; THENCE N80°18'21"E 46.23 FEET TO THE POINT OF BEGINNING; THENCE N12°39'09"W 179.01 FEET; THENCE N15°56'50"E 62.38 FEET TO THE POINT OF ENDING. THE SIDELINES OF THE ABOVE-DESCRIBED EASEMENT SHALL BE EXTENDED OR SHORTENED TO MEET AT ANGLE POINTS, AND TO TERMINATE AT THE BOUNDARIES OF THE ABOVE-DESCRIBED PROPERTY.

DESCRIPTION OF THE PROPERTY

A parcel of land located in the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and being more particularly described as follows:

Commencing at the Southeast corner of Section 8, thence S 89°26'51" W 1321.22 feet along the South line of Section 8 to the Point of Beginning; thence extending S 89°26'51" W 742.97 feet along the South line of Section 8; thence N 02°08'59" E 2662.99 feet to the East/West 1/4 line of Section 8; thence S 89°46'25" E 2136.32 feet to the East 1/4 corner of Section 8; thence S 03°44'24" W 215.64 feet along the East line of Section 8; thence N 89°46'25" W 1320.00 feet; thence S 03°44'24"W 2440.74 feet to the Point of Beginning.

Per Warranty Deed, L. 28203, P. 560, MCR

Macomb Co. Tax Parcel 19-06-08-400-009

Commonly known as: Vacant Gramer Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 8, Town 4 North, Range 14 East; thence S 87°44'05" W, along the East-West 1/4 line of Section 8, 1319.33 feet; thence S 01°15'58" W 1018.19 feet to the Point of Beginning; thence N 89°44'52" W 8.54 feet; thence S 01°09'23" W 612.20 feet; thence S 02°26'19" W 627.64 feet; thence S 02°48'34" W 400.82 feet to the Point of Ending, said point lying distant S 86°58'26" W, along the South line of Section 8 and the centerline of 30 Mile Road (66 feet wide) 1352.16 feet from the Southeast corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Land situated in the Township of Lenox, Macomb County, State of Michigan to-wit:

A parcel of land located in and being part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East and being more particularly described as follows:

Commencing at the Southeast corner of said Section 8, thence N 03°44'24" E 1.038.90 feet along the East line of Section 8 to the point of beginning; thence extending N 03°44'24" E 391.00 feet along the East line of Section 8; thence N 89°46'25" W 1,320.00 feet; thence S 03°4424" W 408.99 feet: thence N 89°26'51" E 1,321.22 feet to the point of beginning.

Per Covenant Deed, L. 26490, P. 689. MCR

Macomb Co. Tax Parcel 19-06-08-400-004

Commonly known as: 65435 Gramer Rd. Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County. Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 8, Town 4 North, Range 14 East; thence S 87°44'05" W, along the East-West 1/4 line of Section 8, 1319.33 feet; thence S 01°15'58" W 1018.19 feet to the Point of Beginning; thence N 89°44'52" W 8.54 feet: thence S 01°09'23" W 612.20 feet; thence S 02°26'19" W 627.64 feet; thence S 02°48'34" W 400.82 feet to the Point of Ending, said point lying distant S 86°58'26" W. along the South line of Section 8 and the centerline of 30 Mile Road (66 feet wide) 1352.16 feet from the Southeast corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Lenox Township, Macomb County, Michigan)

Commencing at the Southeast corner of Section 8, Town 4 North, Range 14 East; thence N 03°44'24" E 707.95 feet to the point of beginning; thence N 03°44'24" E 330.95 feet; thence S 89°26'51" W 1321.22 (feet); thence S 03°44'24" W 330.95 feet; thence N 89°26'51" E 1321.22 feet to point of beginning.

Per Warranty Deed, L. 26027, P. 675, MCR

Macomb Co. Tax Parcel 19-06-08-400-014

Commonly known as: 65327 Gramer Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 8, Town 4 North, Range 14 East; thence S 87°44'05" W, along the East-West 1/4 line of Section 8, 1319.33 feet; thence S 01°15'58" W 1018.19 feet to the Point of Beginning: thence N 89°44'52" W 8.54 feet; thence S 01°09'23" W 612.20 feet; thence S 02°26'19" W 627.64 feet; thence S 02'48'34" W 400.82 feet to the Point of Ending, said point lying distant S 86°58'26" W. along the South line of Section 8 and the centerline of 30 Mile Road (66 feet wide) 1352.16 feet from the Southeast corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land located in and being part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and being more particularly described as follows:

Commencing at the Southeast corner of said Section 8, thence N 03°44'24" E 377.00 feet along the East line of Section 8 to the point of beginning; thence extending N 03°44'24" E 330.95 feet along the East line of Section 8; thence S 89°26'51" W 1,321.22 feet; thence S 03°44'24" W 330.95 feet; thence N 89°26'51" E 1,321.22 feet to the point of beginning.

Per Warranty Deed, L. 28147, P. 827, MCR

Macomb Co. Tax Parcel 19-06-08-400-013

Commonly known as: 65205 Gramer Rd, Lenox. MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southeast corner of Section 8, Town 4 North, Range 14 East; thence S 86°58'26" W, along the South line of Section 8 and the centerline of 30 Mile Road (66 feet wide), 1352.16 feet to the Point of Beginning; thence N 02°48'35" E 880.44 feet; thence N 01°14'10" E 678.24 feet to the Point of Ending, said point lying distant S 87°44'05" W, along the East-West 1/4 line of Section 8, 1394.74 feet, and S 02°15'55" E 1097.80 feet from the East 1/4 corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land located in the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and being more particularly described as follows:

Commencing at the Southeast corner of said Section 8; thence S 89°26'51" W 990.92 feet along the South line of Section 8 to the point of beginning; thence extending S 89°26'51" W 330.30 feet along the South line of Section 8; thence N 03°44'24" E 377.00 feet; thence N 89°26'51" E 330.30 feet; thence S 03°44'24" W 377.00 feet to the point of beginning.

Per Warranty Deed, L. 5886, P. 315. MCR

Macomb Co. Tax Parcel 19-06-08-400-006

Commonly known as: 29573 30 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southeast corner of Section 8, Town 4 North, Range 14 East; thence S 86°58'26" W, along the South line of Section 8 and the centerline of 30 Mile Road (66 feet wide), 1352.16 feet to the Point of Beginning; thence N 02°48'35" E 880.44 feet; thence N 01°14'10" E 678.24 feet to the Point of Ending, said point lying distant S 87°44'05" W, along the East-West 1/4 line of Section 8, 1394.74 feet, and S 02°15'55" E 1097.80 feet from the East 1/4 corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Premises situated in the Township of Lenox, County of Macomb, and State of Michigan, to-wit:

A parcel of land in the West one-half of the Northeast one-quarter of Section 17, Town 4 North, Range 14 East, more particularly described as: Commencing at the North one-quarter post of said Section 17; thence S 89°50' E 1070.651 feet along the North line of Section 17, said line being also the centerline of 30 Mile Road, so-called, to the point of beginning; thence continuing S 89°50' E 305.539 feet along said North Section line: thence S 00°14'23" W 712.97 feet; thence N 89°50' W 305.539 feet; thence N 00'1423" E 712.97 feet to the point of beginning.

Per Warranty Deed, L. 4940, P. 218. MCR

Macomb Co. Tax Parcel 19-06-17-200-013

Commonly known as: 29440 30 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 17, Town 4 North, Range 14 East, Lenox Township, Macomb County. Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 17, Town 4 North, Range 14 East: thence S 86°58'26" W, along the North line of Section 17 and the centerline of 30 Mile Road (66 feet wide), 1352.16 feet to the Point of Beginning; thence S 02°48'35' W 34.62 feet; thence N 86°58'03" E 616.01 feet: thence S 03°44'32" E 1307.59 feet; thence N 88°23'25" E 630.49 feet; thence S 02°49'40" E 1355.20 feet to the Point of Ending, said point lying distant S 87°18'06" W, along the East-West 1/4 line of Section 17, 83.68 feet from the East 1/4 corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Premises situated in the Township of Lenox, County of Macomb, and State of Michigan, to-wit:

The East 1/2 of the Northeast 1/4 of Section 17, Town 4 North, Range 14 East, Except: Beginning at the Northeast corner of said Section 17; thence S 0°14'15" E 650.16 feet along the East Section line; thence S 89°26'00" W 335.0 feet: thence N 0°14'15" W 650.16 feet; thence N 89°26'00" E 335.0 feet along the North Section line to the Point of Beginning of said Excepted Parcel

Per Warranty Deed, L. 25936, P. 524, MCR

Macomb Co. Tax Parcel 19-06-17-200-003

Commonly known as: Vacant 30 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 17, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 17, Town 4 North, Range 14 East; thence S 86°58'26" W, along the North line of Section 17 and the centerline of 30 Mile Road (66 feet wide), 1352.16 feet to the Point of Beginning; thence S 02°48'35" W 34.62 feet; thence N 86°58'03" E 616.01 feet: thence S 03°44'32" E 1307.59 feet; thence N 88°23'25" E 630.49 feet; thence S 02°49'40" E 1355.20 feet to the Point of Ending, said point lying distant S 87°18'06" W, along the East-West 1/4 line of Section 17, 83.68 feet from the East 1/4 corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Lenox Township, Macomb County, Michigan)

The east 1/2 of the southeast 1/4 of Section 17, town 4 north, range 14 east, except the westerly 180 feet of the southerly 484 feet.

Per Warranty Deed, L. 4801, P. 618, MCR

Macomb Co. Tax Parcel 19-06-17-400-016

Commonly known as: 29859 29 Mile Rd. Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 17, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 17, Town 4 North, Range 14 East; thence S 87°18'06" W, along the East-West 1/4 line of Section 17, 83.68 feet to the Point of Beginning; thence S 02°49'40" E 1359.61 feet; thence N 87°51'52" E 88.12 feet to the Point of Ending, said point lying distant N 03°00'52" W, along the East line of Section 17, 1371.39 feet from the Southeast corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County Michigan)

Commencing at the Southwest corner of Section 16; thence N 00°15'22" W 1320.07 feet to the Point of Beginning; thence East 1364.54 feet; thence N 00'04'44" W 831.52 feet: thence N 89°37'34" W 212.81 feet: thence N 52°50'23" W 371.29 feet: thence N 26°15'36" E 179.64 feet; thence 56.28 feet along a curve to the Northeast, radius 130 feet, chord bears N 13°51'31" E 55.84 feet: thence N 01°27'26" E 33.04 feet; thence S 88°32'34" E 191.87 feet; thence S 86°51'29" E 222.90 feet; thence N 00°04'44" W 71.46 feet: thence N 89°37'34" W 1368.95 feet; thence S 00°15'22" E 1368.84 feet to the Point of Beginning.

Description adapted from tax records Macomb Co. Tax Parcel 19-06-16-300-051

Commonly known as: Vacant Smith Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone. International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land located in the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and being more particularly described as follows: Beginning at the Southwest corner of said Section 16; thence East 330.02 feet; thence N 00°15'22" W 1320.07 feet; thence West 330.02 feet to the West line of Section 16; thence S 00°15'22" E 1320.07 feet along the West line of Section 16 to the Point of Beginning.

Per Warranty Deed, L. 14512, P. 783, MCR

Macomb Co. Tax Parcel 19-06-16-300-028

Commonly known as: Vacant 29 Mile Rd. Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description. and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Land situated in the Township of Lenox, County of Macomb, State of Michigan:

Commencing at the Southwest corner of Section 16; thence East 330.02 feet to the point of beginning; thence East 362.43 feet; thence N 00°05'00" W 1320.06 feet; thence West 366.41 feet; thence S 00°15'22" E 1320.07 feet to the point of beginning, being part of the Southwest 1/4 of Section 16, Town 4 North. Range 14 East.

Per Warranty Deed, L. 26979, P. 223, MCR

Macomb Co. Tax Parcel 19-06-16-300-053

Commonly known as: 30191 29 Mile Rd, Lenox. MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description. and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Land situated in the Township of Lenox, County of Macomb, State of Michigan:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence East 925.80 feet to the point of beginning; thence East 199.65 feet; thence N 00°04'43" W 798.60 feet; thence East 235.00 feet; thence N 00°04'43" W 521.46 feet; thence West 668.11 feet; thence S 00°05'00" E 386.69 feet; thence East 233.35 feet: thence S 00°05'00" E 933.37 feet to the point of beginning.

Description adapted from tax records

Macomb Co. Tax Parcel 19-06-16-300-054

Commonly known as: 30325 29 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description. and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land being a portion of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as: Beginning at a point distant S 00°06' W 747.40 feet from the Center Post of said Section 16; thence continuing S 00°06' W 609.61 feet along the North & South 1/4 line, (Havenridge Rd.); thence N 89°48'44" W 1364.7 feet; thence N 00°04'44" W 747.52 feet; thence S 89°54' E 1055.9 feet; thence S 00°06' W 140.00 feet; thence S 89°54' E 311.15 feet to the Point of Beginning.

Per Quit Claim Deed, L. 10893, P. 59, MCR

Macomb Co. Tax Parcel 19-06-16-300-015

Commonly known as: 63621 Haven Ridge Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

The Southeast 1/4 of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, excepting therefrom the South 660.00 feet.

Per Quit Claim Deed, L. 26325, P. 581, MCR

Macomb Co. Tax Parcel 19-06-16-300-016

Commonly known as: 63351 Haven Ridge Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 16, Town 4 North, Range 14 East; thence N 03°00'52" W, along the West line of Section 16, 1371.39 feet to the Point of Beginning; thence N 87°51'52" E 1919.39 feet; thence N 88°30'20" E 810.06 feet to the Point of Ending, said point lying distant N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet from the South 1/4 corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description. and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

Premises situated in the Township of Lenox, County of Macomb, State of Michigan, to-wit:

The North 1/2 of the Southeast 1/4 of Section 16, Town 4 North, Range 14 East.

Per Quit Claim Deed, L. 21584, P. 919, MCR

Macomb Co. Tax Parcel 19-06-16-401-001

Commonly known as: 63800 Haven Ridge Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the South 1/4 corner of Section 16, Town 4 North, Range 14 East; thence N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet to the Point of Beginning: thence N 88°30'20" E 528.31 feet; thence N 88°21'40" E 600.03 feet; thence N 89°04'47" E 327.86 feet; thence S 01°08'51" E 183.57 feet: thence N 87°33'23" E 1273.85 feet to the Point of Ending, said point lying distant N 02°52'46" W, along the East line of Section 16, 1145.34 feet from the Southeast corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Part of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan):

The North 1/2 of the Southwest 1/4 of the Southeast 1/4 of Section 16, except:

Commencing at the South 1/4 post of Section 16; thence North 643.84 feet along the North-South 1/4 line to the point of beginning; thence continuing North 543.82 feet: thence S 88°54' E 563.28 feet; thence South 537.65 feet; thence N 89°32' W 563.28 feet to the point of beginning.

Description adapted from tax records

Macomb Co. Tax Parcel 19-06-16-451-024

Commonly known as: 63500 Haven Ridge Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 16, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the South 1/4 corner of Section 16, Town 4 North, Range 14 East; thence N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet to the Point of Beginning: thence N 88°30'20" E 528.31 feet; thence N 88°21'40" E 600.03 feet; thence N 89°04'47" E 327.86 feet: thence S 01°08'51" E 183.57 feet: thence N 87°33'23" E 1273.85 feet to the Point of Ending, said point lying distant N 02°52'46" W, along the East line of Section 16, 1145.34 feet from the Southeast corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land located in the southeast 1/4 of Section 16, town 4 north, range 14 east, Lenox Township, Macomb County, Michigan, and being more particularly described as follows: Commencing at the southeast corner of said section 16: thence S 89°50'00" W 205.00 feet along the south line of section 16 to the point of beginning; thence extending S 89°50'00" W 415.69 feet: thence N 01°05'00" W 561.00 feet: thence S 89°50'00" W 495.00 feet; thence S 01°05'00" E 67.00 feet: thence S 89°50'00" W 251.50 feet; thence N 01°05'00" W 154.37 feet: thence N 01°35'00" W 704.81 feet; thence S 89°06'00" E 1392.39 feet; thence S 01°04'00" E 782.24 feet along the approximate centerline of the Shook Drain: thence S 89°50'00" W 223.00 feet: thence S 01°04'00" E 544.57 feet to the point of beginning.

Per Warranty Deed, L. 23027, P. 913, MCR

Macomb Co. Tax Parcel 19-06-16-476-010

Commonly known as: Vacant 29 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 16, and part of the Southwest 1/4 of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the South 1/4 corner of Section 16, Town 4 North, Range 14 East; thence N 02°39'35" W, along the North-South 1/4 line of Section 16, 1332.65 feet to the Point of Beginning; thence N 88°30'20" E 528.31 feet; thence N 88°21'40" E 600.03 feet; thence N 89°04'47" E 327.86 feet; thence S 01°08'51" E 183.57 feet; thence N 87°33'23" E 1291.84 feet to the Point of Ending, said point lying distant N 02°52'46" W, along the East line of Section 16, 1145.34 feet, and N 87°33'23" E 17.99 feet from the Southeast corner of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land located in the Southwest 1/4 of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and being more particularly described as follows: Commencing at the Southwest corner of said Section 15; thence N 88°49'33" E 843.00 feet along the South line of Section 15 to the point of beginning; thence extending N 88'49'33" E 247.27 feet along the South line of Section 15; thence N 00°53'34" W 345.00 feet; thence N 88°49'33" E 266.00 feet; thence N 00°53'34" W 1,008.45 feet; thence S 88°45'56" W 1342.38 feet; thence S 01°04'00" E 692.02 feet; thence N 88°49'33" E 825.00 feet; thence S 01°04'00" E 660.00 feet to the point of beginning.

Per Warranty Deed, L. 28157, P. 770. MCR

Macomb Co. Tax Parcel 19-06-15-300-014

Commonly known as: 32321 29 Mile Rd. Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 15, Town 4 North, Range 14 East; thence N 02°52'46" W, along the West line of Section 15, 1145.34 feet to the Point of Beginning; thence N 87°33'23" E 637.71 feet; thence N 86°38'39" E 1462.50 feet; thence S 03°33'26" E 1087.66 feet; thence S 05°02'12" E 61.11 feet to the Point of Ending, said point lying distant S 87°00'44" W. along the South line of Section 15, 596.82 feet from the South 1/4 corner of Section 15. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Part of Section 15, Town 4 North. Range 14 East. Lenox Township, Macomb County, Michigan):

Commencing at the South 1/4 post of Section 15; thence S 88°32'32" E 1118.69 feet to the Point of Beginning; thence S 88°32'32" E 333.11 feet; thence N 29°57'32" E 1546.82 feet; thence N 88°39'38" W 2185.22 feet: thence N 88°51'57" W 1360.42 feet; thence S 01°28'58" W 792.16 feet; thence S 88°48'15" E 1320.00 feet; thence S 88°35'59" E 165.00 feet; thence S 88°32'32" E 990.00 feet; thence S 01°28'58" W 561.20 feet to the Point of Beginning. Being only that part lying in Richmond School District.

Per Memorandum of Land Contract, L. 25765. P. 176, MCR

Macomb Co. Tax Parcel 19-06-15-400-007

Commonly known as: Vacant 29 Mile Rd, Lenox. MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the Southwest corner of Section 15, Town 4 North, Range 14 East; thence N 02°52'46" W, along the West line of Section 15, 1145.34 feet to the Point of Beginning; thence N 87°33'23" E 637.71 feet; thence N 86°38'39" E 1462.50 feet; thence S 03°33'26" E 1087.66 feet; thence S 05°02'12" E 61.11 feet to the Point of Ending, said point lying distant S 87°00'44" W. along the South line of Section 15, 596.82 feet from the South 1/4 corner of Section 15. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(Part of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan):

Commencing at the South 1/4 post of Section 15; thence S 88°32'32" E 1118.69 feet to the Point of Beginning; thence S 88°32'32" E 333.11 feet; thence N 29°57'32" E 1546.82 feet; thence N 88°39'38" W 2185.22 feet; thence N 88°51'57" W 1360.42 feet; thence S 01°28'58" W 792.16 feet; thence S 88°48'15" E 1320.00 feet; thence S 88°35'59" E 165.00 feet; thence S 88°32'32" E 990.00 feet; thence S 01°28'58" W 561.20 feet to the Point of Beginning. Being only that part lying in New Haven School District.

Per Memorandum of Land Contract, L. 25765, P. 176, MCR

Macomb Co. Tax Parcel 19-06-15-400-008

Commonly known as: Vacant 29 Mile Rd, Lenox, MI 48050

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 15, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the South 1/4 corner of Section 15, Town 4 North, Range 14 East; thence N 02°31'40" W, along the North-South 1/4 line of Section 15, 1158.37 feet to the Point of Beginning; thence N 86°40'11" E 373.34 feet; thence N 87°12'01" E 1620.09 feet; thence S 25°46'17" W 1324.90 feet to the Point of Ending, said point lying distant N 87°16'24" E, along the South line of Section 15 and the centerline of 29 Mile Road (66 feet wide), 1365.28 feet from the South 1/4 corner of Section 15. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

A parcel of land being part of the Northwest 1/4 and a part of the Northeast 1/4 of Section 22, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, and described as.

Commencing at the North 1/4 corner of said Section 22; thence N 88°48'15" W 348.16 feet along the North line of said Section 22 to the Point of Beginning of this description, thence continuing N 88°48'15" W 330.00 feet along the North line of Section 22; thence S 00°56'30" W 2716.24 feet to a point on the East and West 1/4 line of said Section 22, thence S 88°56'17" E 631.37 feet along the East and West 1/4 line of said Section 22 to a point on the Westerly right of way line of the Grand Trunk Western Railroad; thence N 29°57'32" E 208.05 feet along the Westerly right of way line of the Grand Trunk Western Railroad; thence N 00°56'30'' E 1970.85 feet, thence N 88°32'32'' W 72.30 feet; thence N 88°48'15'' W 330.00 feet, thence N 00°56'30" E 561.20 feet to the Point of Beginning of this description.

Per Warranty Deed, L. 25145, P. 333, MCR

Macomb Co Tax Parcel 19-06-22-200.004

Commonly known as: Vacant 29 Mile Rd, Lenox, Mt 48048

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 and Part of the Northeast 1/4 of Section 22, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the North 1/4 corner of Section 22, Town 4 North, Range 14 East; thence N 87°16'24" E, along the North line of Section 22, 1365.28 feet to the Point of Beginning; thence S 25°46'17" W 3089.42 feet to the Point of Ending, said point lying distant S 86°52'35" W, along the East-West 1/4 line of Section 22, 142.31 feet from the Center of Section 22, The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement, REVISED 1 0/1 9/22

DESCRIPTION OF THE PROPERTY

Premises situated in the Township of Lenox, County of Macomb, State of Michigan, to-wit

All or that part of southwest 1/4, Section 22, Town 4 North, Range 14 East, lying West of Grand Trunk Railroad

Per Warranty Deed, L 20641, P 321, MCR

Macomb Co Tax Parcel 19-06-22-300-001

Commonly known as 32311 28 Mile Rd, Lenox, MI 48048

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 22, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as

All that part of the above-described Property which lies within 75 00 feet on each side of the following described line

Commencing at the Center of Section 22, Town 4 North, Range 14 East, thence S 86°52'35" W, along the East-West 1/4 line of Section 22, 142 31 feet to the Point of Beginning, thence S 25°46'17" W 1568 70 feet to the Point of Ending, said point lying distant S 87°02'33" W, along the South line of Section 22 and the centerline of 28 Mile Road (66 feet wide), 918 47 feet and N 02°57'27" W 1325 77 feet from the South 1/4 corner of Section 22. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property NOTE

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement

DESCRIPTION OF THE PROPERTY

A parcel of land being part of the Northwest 1/4 and part of the Northeast 1/4 of Section 22, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan and described as: Commencing at the North 1/4 corner of said Section 22; thence S 88°32'32" E 1076.29 feet along the North line of said Section 22 to the point of beginning of this description; thence continuing S 88°32'32" E 375.51 feet along the North line of said Section 22 to a point on the Westerly right of way line of Grand Trunk Western Railroad; thence S 29°57'32" W 2881.21 feet along the Westerly right of way line of Grand Trunk Western Railroad; thence N 00°56'30" E 1970.85 feet; thence S 88°32'32" E 712.34 feet; thence N 29°57'32" E 638.66 feet to the point of beginning of this description.

Per Warranty Deed, L. 28523, P. 457, MCR

Macomb Co. Tax Parcel 19-06-22-200-011

Commonly known as: Vacant 29 Mile Rd, Lenox MI 48048

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 22, Town 4 North, Range 14 East, Lenox Township, Macomb County, Michigan, described as:

All that part of the above-described Property which lies within 75.00 feet on each side of the following described line:

Commencing at the North 1/4 corner of Section 22, Town 4 North, Range 14 East; thence N 87°16'24" E, along the North line of Section 22, 1365.28 feet to the Point of Beginning; thence S 25°46'17" W 3089.42 feet to the Point of Ending, said point lying distant S 86°52'35" W, along the East-West 1/4 line of Section 22, 142.31 feet from the Center of Section 22. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

NOTE:

Easement center line (Described Line) dimensions relate to the MI State Plane Coordinate System, NAD83(2011), South Zone, International Feet. The individual parcel dimensions relate to each parcel's deed and/or tax description, and do not necessarily correspond to the bearing system of the easement.

DESCRIPTION OF THE PROPERTY

(per Warranty Deed, L 20335, P 528, MCR)

That part of the Southwest 1/4 of Section 6, Town 2 North, Range 13 East, Township of Clinton, Macomb County, Michigan, described as Beginning at a point on the South line of said Section 6 distant South 89 degrees 05 minutes 30 seconds West 704 95 feet from the South 1/4 corner of said Section 6, thence continuing South 89 degrees 05 minutes 30 seconds West 287 66 feet along said South line, thence North 00 degrees 09 minutes 30 seconds West 660 00 feet, thence North 89 degrees 05 minutes 30 seconds East 434.10 feet, thence South 00 degrees 02 minutes 00 seconds East 300 00 feet, thence South 89 degrees 05 minutes 30 seconds West 107 00 feet; thence South 18 degrees 08 minutes 27 seconds West 121 82 feet, thence South 00 degrees 02 minutes 00 seconds East 244 85 feet to the point of beginning, EXCEPT the South 60 feet thereof deeded for road

Tax Parcel #50-16-11-06-376-013

Commonly known as 15731 19 Mile Road, Clinton Township, MI 48038

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 6, Town 2 North, Range 13 East, Clinton township, Macomb County, Michigan, described as

All that part of the above-described Property which lies within 75 00 feet each side of the following Described Line

Commencing at the Southwest corner of Section 6, Town 2 North, Range 13 East, thence North 02°46'13" West, along the West line of Section 6 and the centerline of Hayes Road (120 feet wide), 70 02 feet to the Point of Beginning, thence North 85°47'50" East 403 83 feet, thence North 87°02'44" East 508 42 feet, thence North 86°18'33" East 825 30 feet, thence North 86°23'27" East 930 53 feet to the Point of Ending, said point lying distant North 02°47'43" West, along the North-South 1/4 line of Section 6 and the centerline of Dalcoma Drive (86 feet wide), 65 96 feet from the South 1/4 corner of Section 6 The sidelines of the above-described easement shall be extended or shortened to meet at angle points and to terminate at the boundaries of the above-described Property

DESCRIPTION OF THE PROPERTY

(per Warranty Deed, L 20326, P 837, MCR)

That part of the Southwest 1/4 of Section 6, Town 2 North, Range 13 East, Township of Clinton, Macomb County, Michigan, described as Beginning at a point on the South line of said Section 6 distant South 89 degrees 05 minutes 30 seconds West 359 95 feet from the South 1/4 corner of said Section 6, thence continuing South 89 degrees 05 minutes 30 seconds West 345 00 feet along said South line, thence North 00 degrees 02 minutes 00 seconds West 244 86 feet; thence North 18 degrees 08 minutes 27 seconds East 121 82 feet, thence North 89 degrees 05 minutes 30 seconds East 107 00 feet, thence North 00 degrees 02 minutes 00 seconds West 300 00 feet, thence North 89 degrees 05 minutes 30 seconds East 200 00 feet, thence South 00 degrees 02 minutes 00 seconds East 660 00 feet to the point of beginning, EXCEPT the South 60 feet thereof deeded to the Macomb County Road Commission and recorded in Liber 4177, Page 286,

Macomb County Records Tax Parcel #50-16-11-06-376-014

Commonly known as 15821 19 Mile Road, Clinton Township, Ml 48038

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 6, Town 2 North, Range 13 East, Clinton township, Macomb County, Michigan, described as

All that part of the above-described Property which lies within 75.00 feet each side of the following Described Line

Commencing at the Southwest corner of Section 6, Town 2 North, Range 13 East, thence North 02°46'13" West, along the West line of Section 6 and the centerline of Hayes Road (120 feet wide), 70 02 feet to the Point of Beginning; thence North 85°47'50" East 403 83 feet, thence North 87°02'44" East 508 42 feet, thence North 86°18'33" East 825 30 feet, thence North 86°23'27" East 930 53 feet to the Point of Ending, said point lying distant North 02°47'43" West, along the North-South 1/4 line of Section 6 and the centerline of Dalcoma Drive (86 feet wide), 65 96 feet from the South 1/4 corner of Section 6 The sidelines of the above-described easement shall be extended or shortened to meet at angle points and to terminate at the boundaries of the above-described Property

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of INTERNATIONAL TRANSMISSION COMPANY, a corporation organized and existing under the laws of the State of Michigan (the "Company"). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Tenth Supplemental Indenture, dated as of December 13, 2023 (as in effect on the date hereof, the "Supplemental Indenture"), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (the "Trustee").

The term "Senior Debt Obligations", as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, "Obligations") of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the "Bankruptcy Code"), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term "Senior Debt", as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term "Subordinated Debt", as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default. Any such payment permitted pursuant to this paragraph is hereinafter referred to as a "Permitted Payment". For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them. So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a "Senior Debt Party" and collectively, the "Senior Debt Parties") that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a "Senior Debt Document") as a lender or creditor and such Senior Debt Party's representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party's ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party's ratable share of the full amount of the Subordinated Debt at creditors' meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party's representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder's representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder's representatives in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions. Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party. Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

INTERNATIONAL TRANSMISSION COMPANY

5.11% First Mortgage Bonds, Series K due January 23, 2029

Original Interest Accrual Date: January 23, 2024

Stated Maturity: January 23, 2029

Interest Rate: 5.11% per annum

Interest Payment Dates: January 23 and July 23

Regular Record Dates: January 8 and July 8

This Bond is not a Discount Security
within the meaning of the within-mentioned Indenture.
This Bond is a Security within the
meaning of the within-mentioned Indenture.

_______________________

Registered No. [K-[__]]	January 23, 2024
$[ ][2]	PPN [________]

INTERNATIONAL TRANSMISSION COMPANY, a corporation organized and existing under the laws of the State of Michigan (herein called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____) on the Stated Maturity specified above, and to pay interest, after as well as before judgment, (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on July 23, 2024 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.11% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

2 Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ___________________

The Bank of New York Mellon Trust Company, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee in Dallas, Texas c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the "Securities") issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust, dated as of July 15, 2003 (such indenture as originally executed and delivered herein called the "Original Indenture" and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the "Indenture"), and has been issued pursuant to that certain Tenth Supplemental Indenture, dated as of December 13, 2023 (the "Supplemental Indenture"), each of the Indenture and the Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

2

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

3

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee in Dallas, Texas, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, Attention: Corporate Trust Operations, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee in Dallas, Texas c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, Attention: Corporate Trust Operations, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

4

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERNATIONAL TRANSMISSION COMPANY

By:

Date:

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

Exhibit D

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

INTERNATIONAL TRANSMISSION COMPANY

5.38% First Mortgage Bonds, Series L due January 23, 2034

Original Interest Accrual Date: January 23, 2024

Stated Maturity: January 23, 2034

Interest Rate: 5.38% per annum

Interest Payment Dates: January 23 and July 23

Regular Record Dates: January 8 and July 8

This Bond is not a Discount Security
within the meaning of the within-mentioned Indenture.
This Bond is a Security within the
meaning of the within-mentioned Indenture.

_______________________

Registered No. [L-[__]]	January 23, 2024
$[ ][3]	PPN [________]

INTERNATIONAL TRANSMISSION COMPANY, a corporation organized and existing under the laws of the State of Michigan (herein called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____) on the Stated Maturity specified above, and to pay interest, after as well as before judgment, (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on July 23, 2024 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.38% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its "base" or "prime" rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

3 Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ___________________

The Bank of New York Mellon Trust Company, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee in Dallas, Texas c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, Attention: Corporate Trust Operations, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the "Securities") issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust, dated as of July 15, 2003 (such indenture as originally executed and delivered herein called the "Original Indenture" and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the "Indenture"), and has been issued pursuant to that certain Tenth Supplemental Indenture, dated as of December 13, 2023 (the "Supplemental Indenture"), each of the Indenture and the Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

2

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

3

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee in Dallas, Texas, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee in Dallas, Texas c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfer/Redemption Unit, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

4

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERNATIONAL TRANSMISSION COMPANY

By:

Date:

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or other Identifying Number

Please print or typewrite name and address, including postal zip code of assignee the within Bond and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated: __________________

[NAME OF TRANSFEROR]

By:__________________
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.